Exhibit 10.1

                        PERFORMANCE INTERCONNECT INC.
                        10911 Petal Street, Suite 105
                              Dallas, TX 75238


 June 2, 1999


 Mr. Joe Turek
 M-Wave Inc.
 215 Park Street
 Benseaville, IL 60106

                            VIA FAX: 630/860-5350

 Dear Joe:


 The purpose of this letter is to respond to your proposed sale of the building in Frisco to J. Baxter Brinkman.

 Based upon the terms contained in your letter of May 27, 1999 (copy attached). Performance Interconnect Corp has agreed not to exercise its rights to purchase the building as provided in Section 4.06 (b) of the lease with respect to the proposed sale to Mr. Brinkman.

 Please have your attorney draft a new note for $773,479 plus 50% of the sales commissions as soon as possible.

 We will send the documents related to our efforts to purchase the property, which include an appraisal, a survey, and preliminary title work via overnight delivery.

 Please call if you require anything further.

 Sincerely,

 /s/
 D. Ronald Allen

 DRA/pgr